FOR IMMEDIATE RELEASE

PERRIGO COMPANY PLC REPORTS RECORD SECOND QUARTER REVENUE, ADJUSTED NET INCOME AND ADJUSTED MARGINS

•	Fiscal second quarter net sales increased to a second quarter record of $1.07 billion.

•
Excluding the effect of the pre-closing debt and equity issuances related to the previously announced acquisition of Omega Pharma NV ("Omega"), fiscal second quarter adjusted net income increased 32% to a second quarter record of $245 million, with adjusted diluted earnings per share of $1.82.

•	Reported fiscal second quarter GAAP net income of $70 million and GAAP diluted earnings per share of $0.51.

•	Record fiscal second quarter adjusted gross margin of 45.2% (GAAP gross margin of 35.8%) and adjusted operating margin of 29.5% (GAAP operating margin of 17.2%).

•	Record second quarter operating cash flow of $273 million.

•
Excluding the effect of the pre-closing debt and equity issuances related to Omega, management expects full-year fiscal 2015 adjusted earnings range of $7.25 to $7.45 per diluted share, an increase of 13% to 17% over fiscal 2014 adjusted earnings per share, and GAAP earnings of between $3.66 and $3.86 per diluted share.

DUBLIN, Ireland - February 5, 2015 - Perrigo Company plc (NYSE: PRGO; TASE) today announced results for its second quarter ended December 27, 2014.

Perrigo’s Chairman, President and CEO Joseph C. Papa commented, “The team's financial performance for the quarter was generally in-line with our expectations, highlighted by record second quarter net sales, adjusted net income and adjusted margins. U.S. OTC grew approximately 2%, and we realized new product sales of $54 million, primarily in the Rx segment. Offsetting these positive impacts, we experienced the previously disclosed quarterly decline in CHC contract sales and disappointing sales in the VMS Nutritional and Animal Health categories. Our team remains intensely focused on launching greater than

$235 million in new products in fiscal 2015, the majority in the second half of the year, illustrating our continued commitment to make quality healthcare more affordable for consumers around the globe."

Refer to Tables I, II, and III at the end of this press release for a reconciliation of non-GAAP adjustments to the current year and prior year periods and additional non-GAAP information. The Company’s reported results are summarized in the attached Consolidated Statements of Operations, Balance Sheets and Cash Flows.

Perrigo Company plc
(in millions, except per share amounts)
(see the attached Table I for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2015	Fiscal 2014
	Second Quarter Ended	Second Quarter Ended	YoY
	12/27/2014	12/28/2013	% Change
Net Sales	$1,071.7	$979.0	9%
Reported Net Income (Loss)	$70.2	$(86.0)	NM
Adjusted Net Income	$244.9	$185.3	32%
Reported Diluted EPS	$0.51	$(0.87)	NM
Adjusted Diluted EPS	$1.82	$1.87	-3%
Reported Diluted Shares	136.8	98.7	39%
Adjusted Diluted Shares	134.5	99.2	36%

Second Quarter Results

Net sales in the quarter were $1.07 billion, an increase of 9% over the second quarter of fiscal 2014, primarily attributable to $79 million in incremental sales of Tysabri® from the acquisition of Elan Corporation plc ("Elan") and new product sales of $54 million. This increase was offset partially by lower sales volumes in the contract manufacturing and Animal Health categories within Consumer Healthcare and the VMS and infant foods categories within the Nutritionals segment, as well as a negative foreign exchange impact of $7 million.

Excluding charges as outlined in Table I at the end of this release, second quarter fiscal 2015 adjusted net income increased 32% to $245 million or $1.82 per diluted share versus $1.87 for the same period last year. The earnings for the quarter exclude $0.06 per share of dilution attributable to the pre-closing debt and equity issuances related to the Omega transaction.

Consumer Healthcare

Consumer Healthcare Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2015	Fiscal 2014
	Second Quarter Ended	Second Quarter Ended	YoY
	12/27/2014	12/28/2013	% Change

Net Sales	$529.6	$536.3	-1%
Reported Gross Profit	$168.8	$171.7	-2%
Adjusted Gross Profit	$175.4	$175.1	—%
Reported Operating Income	$74.9	$89.5	-16%
Adjusted Operating Income	$95.7	$93.5	+2%

Reported Gross Margin	31.9%	32.0%	-10 bps
Adjusted Gross Margin	33.1%	32.7%	+40 bps
Reported Operating Margin	14.1%	16.7%	-260 bps
Adjusted Operating Margin	18.1%	17.4%	+70 bps

Consumer Healthcare segment net sales were $530 million, reflecting an increase in sales of existing products of $13 million (primarily in the smoking cessation category) and $13 million related to new product sales and the acquisition of OTC products from Aspen. These combined increases were more than offset by a decline of $30 million in sales of existing products (primarily in the contract manufacturing and Animal Health categories).

Adjusted gross margin grew 40 bps due to greater sales of higher margin products versus last year while, adjusted operating margin was driven by relatively lower promotional expenses versus last year.

Nutritionals

Nutritionals Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2015	Fiscal 2014
	Second Quarter Ended	Second Quarter Ended	YoY
	12/27/2014	12/28/2013	% Change

Net Sales	$130.6	$139.7	-7%
Reported Gross Profit	$31.8	$38.7	-18%
Adjusted Gross Profit	$34.9	$41.8	-17%
Reported Operating Income	$7.2	$13.3	-46%
Adjusted Operating Income	$14.4	$20.7	-31%

Reported Gross Margin	24.4%	27.7%	-330 bps
Adjusted Gross Margin	26.7%	29.9%	-320 bps
Reported Operating Margin	5.5%	9.6%	-410 bps
Adjusted Operating Margin	11.0%	14.8%	-380 bps

The Nutritionals segment reported second quarter net sales of $131 million as new product sales of $12 million were more than offset by $12 million in lower year-over-year sales primarily in the VMS and infant food categories and $8 million in discontinued products. Increased competition in the VMS category and retailer promotion in the infant food categories were the primary drivers in the quarter.

Second quarter gross margin contracted due to competition in the market place in the VMS category and an isolated $3 million inventory loss, which the Company expects to recover in a future period through an insurance claim.

Rx Pharmaceuticals

Rx Pharmaceuticals Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2015	Fiscal 2014
	Second Quarter Ended	Second Quarter Ended	YoY
	12/27/2014	12/28/2013	% Change

Net Sales	$276.6	$246.6	+12%
Reported Gross Profit	$149.5	$128.8	+16%
Adjusted Gross Profit	$167.3	$150.2	+11%
Reported Operating Income	$109.7	$100.4	+9%
Adjusted Operating Income	$127.7	$123.1	+4%

Reported Gross Margin	54.0%	52.2%	+180 bps
Adjusted Gross Margin	60.5%	60.9%	-40 bps
Reported Operating Margin	39.6%	40.7%	-110 bps
Adjusted Operating Margin	46.2%	49.9%	-370 bps

The Rx Pharmaceuticals segment reported second quarter net sales of $277 million due to new product sales of $33 million and increased volumes, partially offset by discontinued products of $14 million.

Adjusted operating margin was impacted by higher investments in both clinical R&D and in growing the specialty pharmaceuticals sales force.

API

API Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2015	Fiscal 2014
	Second Quarter Ended	Second Quarter Ended	YoY
	12/27/2014	12/28/2013	% Change

Net Sales	$30.0	$30.0	—%
Reported Gross Profit	$13.2	$16.5	-20%
Adjusted Gross Profit	$13.7	$17.1	-20%
Reported Operating Income	$7.4	$8.2	-10%
Adjusted Operating Income	$7.9	$8.7	-9%

Reported Gross Margin	43.9%	55.2%	-1,130 bps
Adjusted Gross Margin	45.5%	56.9%	-1,140 bps
Reported Operating Margin	24.7%	27.4%	-270 bps
Adjusted Operating Margin	26.3%	29.1%	-280 bps

The API segment’s second quarter net sales were flat versus last year due to a slight increase in sales of existing products offset by unfavorable changes in foreign currency exchange rates.

Gross margin was impacted primarily by the expiration of U.S. exclusivity on the generic version of temozolomide while operating margin flow-through benefited from lower selling, general and administration costs.

Specialty Sciences

Specialty Sciences Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)

	Fiscal 2015	Fiscal 2014
	Second Quarter Ended	Second Quarter Ended	YoY
	12/27/2014	12/28/2013	% Change

Net Sales	$86.6	$7.4	+1,070%
Reported Gross Profit	$14.1	$(1.3)	NM
Adjusted Gross Profit	$86.6	$7.4	+1,070%
Reported Operating Income	$9.5	$(19.0)	NM
Adjusted Operating Income	$82.8	$4.3	+1,826%

Reported Gross Margin	16.3%	(17.1)%	NM
Adjusted Gross Margin	100.0%	100.0%	—
Reported Operating Margin	11.0%	(256.2)%	NM
Adjusted Operating Margin	95.6%	57.6%	+3,800 bps

During the second quarter, the Company recognized $87 million of royalty revenue related to Biogen Idec's global sales of its Multiple Sclerosis drug Tysabri®. The increase is due to the timing of the closing of the Elan acquisition on December 18, 2013 as well as the higher current royalty rate of 18% versus 12% last year.

Closing

Excluding the charges outlined in Table III (which includes all impacts related to the Omega acquisition), the Company expects fiscal 2015 adjusted earnings to be between $7.25 and $7.45 per diluted share as compared to $6.39 in fiscal 2014. This range implies a year-over-year growth rate in adjusted earnings per diluted share of 13% to 17% over fiscal 2014. The Company also expects fiscal 2015 reported earnings to be between $3.66 and $3.86 per diluted share as compared to $1.77 in fiscal 2014. A reconciliation to GAAP measures is attached in Table III.

The following factors are not reflected in the guidance range above:

•	Debt and equity financing costs and additional shares issued related to the Omega financings of $0.44 per diluted share.

•	Omega operating results for the remaining forecast period, shares to be issued to complete the acquisition, and transaction related costs.

The conference call will be begin at 9:00 a.m. (ET) live via webcast to interested parties in the investor relations section of the Perrigo website at http://perrigo.investorroom.com/events-webcasts or by phone at 877-248-9413, International 973-582-2737, and reference ID#66179145. A taped replay of the call will be available beginning at approximately 1:00 p.m. (ET) Thursday, February 5, 2015 until midnight Friday, February 20, 2015. To listen to the replay, dial 855-859-2056, International 404-537-3406, and use access code 66179145.

From its beginnings as a packager of generic home remedies in 1887, Perrigo Company plc, headquartered in Ireland, has grown to become a leading global healthcare supplier. Perrigo develops, manufactures and distributes over-the-counter (OTC) and generic prescription (Rx) pharmaceuticals, nutritional products and active pharmaceutical ingredients (API), and has a specialty sciences business comprised of assets focused on the treatment of Multiple Sclerosis. The Company is the world's largest manufacturer of OTC healthcare products for the store brand market and an industry leader in pharmaceutical technologies. Perrigo's mission is to offer uncompromised "Quality Affordable Healthcare Products®," and it does so across a wide variety of product categories primarily in the United States, United Kingdom, Mexico, Israel and Australia, as well as more than 40 other key markets worldwide, including Canada, China and Latin America. Visit Perrigo on the Internet (http://www.perrigo.com).

Note: Certain statements in this report are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this report, including certain statements contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology.

Please see the Company's documents filed with the Securities and Exchange Commission, including the Company's annual reports filed on Form 10-K,  quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this document. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Arthur J. Shannon, Vice President, Investor Relations and Global Communications
(269) 686-1709
E-mail: ajshannon@perrigo.com

Bradley Joseph, Director, Investor Relations and Global Communications
(269) 686-3373
E-mail: bradley.joseph@perrigo.com

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Net sales	$1,071.7	$979.0	$2,023.1	$1,912.4
Cost of sales	687.9	618.3	1,317.6	1,195.4
Gross profit	383.8	360.7	705.5	717.0

Operating expenses
Distribution	14.8	14.0	29.2	27.2
Research and development	53.2	37.5	89.8	69.8
Selling	44.9	47.3	95.3	97.6
Administration	84.1	154.4	165.5	233.2
Write-off of in-process research and development	—	6.0	—	6.0
Restructuring	2.4	14.9	4.2	17.0
Total operating expenses	199.4	274.1	384.0	450.8

Operating income	184.4	86.6	321.5	266.2

Interest expense, net	30.8	29.7	56.7	51.1
Other expense, net	59.3	4.1	61.9	5.1
Loss on extinguishment of debt	9.6	165.8	9.6	165.8
Income (loss) before income taxes	84.7	(113.0)	193.3	44.2
Income tax expense (benefit)	14.5	(27.0)	26.8	18.9
Net income (loss)	$70.2	$(86.0)	$166.5	$25.3

Earnings (loss) per share
Basic earnings (loss) per share	$0.52	$(0.87)	$1.23	$0.26
Diluted earnings (loss) per share	$0.51	$(0.87)	$1.23	$0.26

Weighted average shares outstanding
Basic	136.3	98.7	135.1	96.4
Diluted	136.8	98.7	135.6	96.9

Dividends declared per share	$0.105	$0.09	$0.21	$0.18

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in millions)

	Three Months Ended		Six Months Ended
	December 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Net income (loss)	$70.2	$(86.0)	$166.5	$25.3
Other comprehensive income (loss):
Foreign currency translation adjustments	(60.4)	16.5	(124.2)	53.1
Change in fair value of derivative financial instruments	(3.7)	(1.4)	(5.8)	(10.6)
Change in fair value of investment securities	(1.1)	(4.8)	(0.5)	(4.8)
Change in post-retirement and pension liability adjustments	(1.7)	—	(1.7)	(0.1)
Other comprehensive income (loss)	(66.9)	10.3	(132.2)	37.6
Comprehensive income (loss)	$3.3	$(75.7)	$34.3	$62.9

PERRIGO COMPANY PLC
CONSOLIDATED BALANCE SHEETS
(in millions)

	December 27, 2014	June 28, 2014
Assets
Current assets
Cash and cash equivalents	$3,596.1	$799.5
Investment securities	20.0	5.9
Accounts receivable, net of allowance for doubtful accounts of $3.3 million and $2.7 million, respectively	924.7	935.1
Inventories	641.8	631.6
Current deferred income taxes	66.6	62.8
Prepaid expenses and other current assets	115.0	116.0
Total current assets	5,364.2	2,550.9
Non-current assets
Property and equipment, net	756.8	779.9
Goodwill and other indefinite-lived intangible assets	3,481.3	3,543.8
Other intangible assets, net	6,637.2	6,787.0
Non-current deferred income taxes	29.4	23.6
Other non-current assets	191.8	195.0
Total non-current assets	11,096.5	11,329.3
Total assets	$16,460.7	$13,880.2
Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	$302.7	$364.3
Short-term debt	—	2.1
Payroll and related taxes	85.7	112.3
Accrued customer programs	310.3	256.5
Accrued liabilities	230.1	179.4
Accrued income taxes	29.4	17.4
Current deferred income taxes	4.5	1.1
Current portion of long-term debt	362.3	141.6
Total current liabilities	1,325.0	1,074.7
Non-current liabilities
Long-term debt, less current portion	4,439.4	3,090.5
Non-current deferred income taxes	690.0	727.9
Other non-current liabilities	291.1	293.4
Total non-current liabilities	5,420.5	4,111.8
Total liabilities	6,745.5	5,186.5
Commitments and contingencies
Shareholders’ equity
Controlling interest:
Preferred shares, $0.0001 par value, 10 million shares authorized	—	—
Ordinary shares, €0.001 par value, 10 billion shares authorized	7,695.2	6,678.2
Accumulated other comprehensive income	7.4	139.6
Retained earnings	2,012.6	1,875.1
	9,715.2	8,692.9
Noncontrolling interest	—	0.8
Total shareholders’ equity	9,715.2	8,693.7
Total liabilities and shareholders' equity	$16,460.7	$13,880.2

Supplemental Disclosures of Balance Sheet Information
Preferred shares, issued and outstanding	—	—
Ordinary shares, issued and outstanding	140.8	133.8

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Six Months Ended
	December 27, 2014	December 28, 2013
Cash Flows From (For) Operating Activities
Net income (loss)	$166.5	$25.3
Adjustments to derive cash flows
Depreciation and amortization	253.7	110.4
Loss on acquisition-related foreign currency derivatives	26.4	—
Share-based compensation	16.2	13.6
Loss on extinguishment of debt	9.6	165.8
Non-cash restructuring charges	4.2	14.3
Excess tax benefit of stock transactions	(3.8)	(6.9)
Deferred income taxes	(38.2)	(5.4)
Other non-cash adjustments	8.6	6.3
Subtotal	443.2	323.4
Increase (decrease) in cash due to:
Accounts receivable	(4.5)	(65.1)
Inventories	(17.7)	10.5
Accounts payable	(46.8)	(70.8)
Payroll and related taxes	(26.3)	13.7
Accrued customer programs	51.8	72.8
Accrued liabilities	52.0	2.0
Accrued income taxes	32.4	(50.4)
Other	(16.4)	(15.8)
Subtotal	24.5	(103.1)
Net cash from (for) operating activities	467.7	220.3
Cash Flows From (For) Investing Activities
Acquisitions of businesses, net of cash acquired	(83.0)	(1,527.9)
Additions to property and equipment	(48.0)	(77.8)
Settlement of acquisition-related foreign currency derivatives	(26.4)	—
Other investing	0.8	6.2
Net cash from (for) investing activities	(156.6)	(1,599.5)
Cash Flows From (For) Financing Activities
Issuances of debt	2,504.5	3,293.6
Payments on long-term debt	(934.5)	(1,965.0)
Deferred financing fees	(24.8)	(48.8)
Premium on early debt retirement	—	(133.5)
Issuance of ordinary shares	1,039.4	6.7
Equity issuance costs	(35.7)	—
Excess tax benefit of stock transactions	3.8	6.9
Repurchase of ordinary shares	(7.7)	(7.3)
Cash dividends	(29.0)	(18.0)
Purchase of noncontrolling interest	—	(7.2)
Other financing	(7.0)	(5.0)
Net cash from (for) financing activities	2,509.0	1,122.4
Effect of exchange rate changes on cash	(23.5)	(2.0)
Net increase (decrease) in cash and cash equivalents	2,796.6	(258.8)
Cash and cash equivalents, beginning of period	799.5	779.9
Cash and cash equivalents, end of period	$3,596.1	$521.1

Supplemental Disclosures of Cash Flow Information
Cash paid/received during the period for:
Interest paid	$56.9	$49.1
Interest received	$0.4	$1.6
Income taxes paid	$20.8	$73.9
Income taxes refunded	$7.5	$3.6

Table I
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$1,071.7	$—		$1,071.7	$979.0	$—		$979.0	9%	9%
Cost of sales	687.9	100.8	(a)	587.1	618.3	37.5	(a)	580.8	11%	1%
Gross profit	383.8	100.8		484.6	360.7	37.5		398.2	6%	22%

Operating expenses
Distribution	14.8	—		14.8	14.0	—		14.0	6%	6%
Research and development	53.2	10.0	(c)	43.2	37.5	—		37.5	42%	15%
Selling	44.9	5.5	(a)	39.4	47.3	5.5	(a)	41.8	-5%	-6%
Administration	84.1	13.6	(a,b,d)	70.5	154.4	87.3	(a,l,m)	67.1	-46%	5%
Write-off of in-process research and development	—	—		—	6.0	6.0	(n)	—	-100%	—%
Restructuring	2.4	2.4	(b)	—	14.9	14.9	(b)	—	-84%	NM
Total operating expenses	199.4	31.5		167.9	274.1	113.8		160.4	-27%	5%

Operating income	184.4	132.3		316.7	86.6	151.3		237.9	113%	33%
Interest expense, net	30.8	5.0	(e)	25.8	29.7	9.0	(o)	20.7	4%	25%
Other expense, net	59.3	56.4	(f,g,h)	2.9	4.1	1.8	(o)	2.3	NM	26%
Loss on extinguishment of debt	9.6	9.6	(i)	—	165.8	165.8	(o)	—	-94%	—%
Income (loss) before income taxes	84.7	203.3		288.0	(113.0)	327.8		214.8	-175%	34%
Income tax expense (benefit)	14.5	28.6	(j)	43.1	(27.0)	56.5	(j)	29.5	-154%	46%
Net income (loss)	$70.2	$174.7		$244.9	$(86.0)	$271.3		$185.3	-182%	32%

Diluted earnings (loss) per share	$0.51			$1.82	$(0.87)			$1.87	-159%	-3%

Diluted weighted average shares outstanding	136.8	(2.3)	(k)	134.5	98.7			99.2	39%	36%

Selected ratios as a percentage of net sales**
Gross profit	35.8%			45.2%	36.8%			40.7%
Operating expenses	18.6%			15.7%	28.0%			16.4%
Operating income	17.2%			29.5%	8.8%			24.3%

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
(unaudited)

	Six Months Ended
Consolidated	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$2,023.1	$—		$2,023.1	$1,912.4	$—		$1,912.4	6%	6%
Cost of sales	1,317.6	201.4	(a)	1,116.2	1,195.4	61.0	(a)	1,134.5	10%	-2%
Gross profit	705.5	201.4		906.9	717.0	61.0		777.9	-2%	17%

Operating expenses
Distribution	29.2	—		29.2	27.2	—		27.2	7%	7%
Research and development	89.8	10.0	(c)	79.8	69.8	—		69.8	29%	14%
Selling	95.3	11.0	(a)	84.3	97.6	11.0	(a)	86.6	-2%	-2%
Administration	165.5	15.9	(a,b,d)	149.6	233.2	102.8	(a,m,q,r)	130.4	-29%	15%
Write-off of in-process research and development	—	—		—	6.0	6.0	(n)	—	-100%	—%
Restructuring	4.2	4.2	(b)	—	17.0	17.0	(b)	—	-76%	—%
Total operating expenses	384.0	41.1		342.9	450.8	136.8		314.0	-15%	9%

Operating income	321.5	242.5		564.0	266.2	197.8		464.0	21%	22%
Interest expense, net	56.7	5.0	(e)	51.7	51.1	10.0	(o)	41.1	11%	26%
Other expense, net	61.9	58.4	(f,h,p)	3.5	5.1	3.5	(o)	1.6	NM	119%
Loss on extinguishment of debt	9.6	9.6	(i)	—	165.8	165.8	(o)	—	-94%	—%
Income (loss) before income taxes	193.3	315.5		508.8	44.2	377.1		421.3	NM	21%
Income tax expense (benefit)	26.8	49.5	(j)	76.3	18.9	73.3	(j)	92.1	42%	-17%
Net income (loss)	$166.5	$266.0		$432.5	$25.3	$303.8		$329.1	NM	31%

Diluted earnings per share	$1.23			$3.22	$0.26			$3.40	NM	-5%

Diluted weighted average shares outstanding	135.6	(1.2)	(k)	134.4	96.9			96.9

Selected ratios as a percentage of net sales**
Gross profit	34.9%			44.8%	37.5%			40.7%
Operating expenses	19.0%			17.0%	23.6%			16.4%
Operating income	15.9%			27.9%	13.9%			24.3%

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES

* Amounts may not sum or cross-foot due to rounding
**Ratios as a % to net sales may not calculate due to rounding
NM - Calculations are not meaningful

(a) Amortization expense
(b) Restructuring and other integration-related charges
(c) R&D payment of $10.0 million made in connection with collaborative arrangement
(d) Omega transaction expenses totaling $11.6 million
(e) Omega financing fees
(f) Loss on derivatives associated with the pending Omega acquisition totaling $64.7 million
(g) Elan equity method investment losses totaling $3.0 million
(h) Income of $12.5 million from transfer of a rights agreement
(i) Bridge fees and extinguishment of debt in connection with Omega financing
(j) Tax effect of non-GAAP adjustments
(k) Weighted average effect of 6.8 million shares issued on November 26, 2014 to finance the pending Omega acquisition
(l) Elan acquisition and integration-related charges of $93.7 million offset partially by a $4.9 million write-off of contingent consideration related to the Fera acquisition
(m) Favorable escrow settlement of $2.5 million related to Sergeant's
(n) Write-offs of IPR&D related to Paddock and Rosemont
(o) Elan transaction costs and extinguishment of debt
(p) Elan equity method investment losses totaling $6.2 million, offset partially by a $1.1 million investment distribution
(q) Elan acquisition and integration-related charges of $98.7 million offset partially by a $4.9 million write-off of contingent consideration related to the Fera acquisition
(r) Litigation settlement of $2.5 million

Table II
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$529.6	$—		$529.6	$536.3	$—		$536.3	-1%	-1%
Cost of sales	360.8	6.6	(a)	354.2	364.6	3.4	(a)	361.2	-1%	-2%
Gross profit	168.8	6.6		175.4	171.7	3.4		175.1	-2%	—%
Operating expenses	93.9	14.2	(a,b,c)	79.7	82.2	0.6	(a,b,d)	81.6	14%	-2%
Operating income	$74.9	$20.8		$95.7	$89.5	$4.0		$93.5	-16%	2%

Selected ratios as a percentage of net sales**
Gross profit	31.9%			33.1%	32.0%			32.7%
Operating expenses	17.7%			15.1%	15.3%			15.2%
Operating income	14.1%			18.1%	16.7%			17.4%

	Six Months Ended
Consumer Healthcare	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$1,022.9	$—		$1,022.9	$1,074.8	$—		$1,074.8	-5%	-5%
Cost of sales	701.3	13.6	(a)	687.7	726.1	6.8	(a)	719.3	-3%	-4%
Gross profit	321.6	13.6		335.2	348.7	6.8		355.5	-8%	-6%
Operating expenses	181.4	18.2	(a,b,c)	163.2	169.2	3.3	(a,b,d)	165.9	7%	-2%
Operating income	$140.2	$31.8		$172.0	$179.5	$10.0		$189.5	-22%	-9%

Selected ratios as a percentage of net sales**
Gross profit	31.4%			32.8%	32.4%			33.1%
Operating expenses	17.7%			16.0%	15.7%			15.4%
Operating income	13.7%			16.8%	16.7%			17.6%

Table II continued
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
Nutritionals	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$130.6	$—		$130.6	$139.7	$—		$139.7	-7%	-7%
Cost of sales	98.7	3.1	(a)	95.6	101.0	3.1	(a)	97.9	-2%	-2%
Gross profit	31.8	3.1		34.9	38.7	3.1		41.8	-18%	-17%
Operating expenses	24.7	4.1	(a)	20.6	25.4	4.3	(a)	21.1	-3%	-3%
Operating income	$7.2	$7.2		$14.4	$13.3	$7.3		$20.7	-46%	-31%

Selected ratios as a percentage of net sales**
Gross profit	24.4%			26.7%	27.7%			29.9%
Operating expenses	18.9%			15.7%	18.2%			15.1%
Operating income	5.5%			11.0%	9.6%			14.8%

	Six Months Ended
Nutritionals	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$255.8	$—		$255.8	$268.7	$—		$268.7	-5%	-5%
Cost of sales	190.5	6.2	(a)	184.3	199.2	6.1	(a)	193.0	-4%	-5%
Gross profit	65.3	6.2		71.5	69.6	6.1		75.7	-6%	-6%
Operating expenses	49.6	8.3	(a)	41.3	48.5	8.6	(a)	40.0	2%	3%
Operating income	$15.7	$14.5		$30.2	$21.0	$14.7		$35.8	-25%	-15%

Selected ratios as a percentage of net sales**
Gross profit	25.5%			27.9%	25.9%			28.2%
Operating expenses	19.4%			16.1%	18.1%			14.9%
Operating income	6.1%			11.8%	7.8%			13.3%

Table II continued
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$276.6	$—		$276.6	$246.6	$—		$246.6	12%	12%
Cost of sales	127.1	17.8	(a)	109.3	117.8	21.4	(a)	96.4	8%	13%
Gross profit	149.5	17.8		167.3	128.8	21.4		150.2	16%	11%
Operating expenses	39.8	0.2	(a)	39.6	28.4	1.3	(a,b,e,f)	27.1	40%	46%
Operating income	$109.7	$18.0		$127.7	$100.4	$22.7		$123.1	9%	4%

Selected ratios as a percentage of net sales**
Gross profit	54.0%			60.5%	52.2%			60.9%
Operating expenses	14.4%			14.3%	11.5%			11.0%
Operating income	39.6%			46.2%	40.7%			49.9%

	Six Months Ended
Rx Pharmaceuticals	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$471.2	$—		$471.2	$450.2	$—		$450.2	5%	5%
Cost of sales	225.3	34.8	(a)	190.5	208.9	37.4	(a)	171.5	8%	11%
Gross profit	245.9	34.8		280.7	241.3	37.4		278.8	2%	1%
Operating expenses	71.5	0.4	(a)	71.1	57.8	5.3	(a,b,e,f,g)	52.5	24%	35%
Operating income	$174.4	$35.2		$209.6	$183.5	$42.7		$226.2	-5%	-7%

Selected ratios as a percentage of net sales**
Gross profit	52.2%			59.6%	53.6%			61.9%
Operating expenses	15.2%			15.1%	12.8%			11.7%
Operating income	37.0%			44.5%	40.8%			50.2%

Table II continued
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
API	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$30.0	$—		$30.0	$30.0	$—		$30.0	—%	—%
Cost of sales	16.8	0.5	(a)	16.3	13.5	0.5	(a)	12.9	25%	26%
Gross profit	13.2	0.5		13.7	16.5	0.5		17.1	-20%	-20%
Operating expenses	5.8	—		5.8	8.3	—		8.3	31%	31%
Operating income	$7.4	$0.5		$7.9	$8.2	$0.5		$8.7	-10%	-9%

Selected ratios as a percentage of net sales**
Gross profit	43.9%			45.5%	55.2%			56.9%
Operating expenses	19.2%			19.2%	27.8%			27.8%
Operating income	24.7%			26.3%	27.4%			29.1%

	Six Months Ended
API	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$54.8	$—		$54.8	$73.2	$—		$73.2	-25%	-25%
Cost of sales	28.6	1.0	(a)	27.6	26.8	1.0	(a)	25.7	7%	7%
Gross profit	26.2	1.0		27.2	46.4	1.0		47.4	-44%	-43%
Operating expenses	11.8	—		11.8	15.7	—		15.7	-26%	-26%
Operating income	$14.4	$1.0		$15.4	$30.6	$1.0		$31.7	-53%	-51%

Selected ratios as a percentage of net sales**
Gross profit	47.7%			49.6%	63.4%			64.8%
Operating expenses	21.3%			21.3%	21.5%			21.5%
Operating income	26.4%			28.2%	41.9%			43.3%

Table II continued
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
Specialty Sciences	December 27, 2014				December 28, 2013 (1)				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$86.6	$—		$86.6	$7.4	$—		$7.4	NM	NM
Cost of sales	72.5	72.5	(a)	—	8.7	8.7	(a)	—	NM	NM
Gross profit	14.1	72.5		86.6	(1.3)	8.7		7.4	NM	NM
Operating expenses	4.6	0.8	(a,b)	3.8	17.7	14.6	(a,b)	3.1	-74%	21%
Operating income (loss)	$9.5	$73.3		$82.8	$(19.0)	$23.3		$4.3	-150%	NM

Selected ratios as a percentage of net sales**
Gross profit	16.3%			100.0%	(17.1)%			100.0%
Operating expenses	5.3%			4.4%	239.1%			42.4%
Operating income (loss)	11.0%			95.6%	(256.2)%			57.6%

	Six Month Ended
Specialty Sciences	December 27, 2014				December 28, 2013 (1)				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$178.4	$—		$178.4	$7.4	$—		$7.4	NM	NM
Cost of sales	145.0	145.0	(a)	—	8.7	8.7	(a)	—	NM	NM
Gross profit	33.4	145.0		178.4	(1.3)	8.7		7.4	NM	NM
Operating expenses	9.0	1.2	(a,b)	7.8	17.7	14.6	(a,b)	3.1	-49%	151%
Operating income (loss)	$24.4	$146.2		$170.6	$(19.0)	$23.3		$4.3	NM	NM

Selected ratios as a percentage of net sales**
Gross profit	18.7%			100.0%	(17.1)%			100.0%
Operating expenses	5.1%			4.4%	239.1%			42.4%
Operating income (loss)	13.7%			95.6%	(256.2)%			57.6%

Table II continued
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
Other	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$18.3	$—		$18.3	$19.0	$—		$19.0	-3%	-3%
Cost of sales	11.9	0.4	(a)	11.5	12.9	0.4	(a)	12.4	-7%	-7%
Gross profit	6.4	0.4		6.8	6.1	0.4		6.6	5%	3%
Operating expenses	5.3	—		5.3	5.5	—		5.5	-5%	-5%
Operating income	$1.1	$0.4		$1.5	$0.6	$0.4		$1.1	91%	45%

Selected ratios as a percentage of net sales**
Gross profit	35.1%			37.1%	32.3%			34.6%
Operating expenses	28.7%			28.7%	29.1%			29.1%
Operating income	6.4%			8.4%	3.2%			5.6%

	Six Months Ended
Other	December 27, 2014				December 28, 2013				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$40.0	$—		$40.0	$38.1	$—		$38.1	5%	5%
Cost of sales	26.9	0.8	(a)	26.1	25.8	0.9	(a)	24.9	4%	5%
Gross profit	13.1	0.8		13.9	12.3	0.9		13.2	7%	5%
Operating expenses	11.1	—		11.1	10.5	—		10.5	5%	5%
Operating income	$2.0	$0.8		$2.8	$1.8	$0.9		$2.7	14%	4%

Selected ratios as a percentage of net sales**
Gross profit	32.8%			34.8%	32.3%			34.7%
Operating expenses	27.7%			27.7%	27.6%			27.6%
Operating income	5.1%			7.0%	4.7%			7.0%

Table II continued
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES

* Amounts may not sum or cross-foot due to rounding
**Ratios as a % to net sales may not calculate due to rounding
NM - Calculations are not meaningful
(1) Only includes activity from December 18, 2013 to December 28, 2013

(a) Amortization expense
(b) Restructuring and other integration-related charges
(c) R&D payment of $10.0 million made in connection with collaborative arrangement
(d) Favorable escrow settlement of $2.5 million related to Sergeant's
(e) Write-offs of IPR&D related to Paddock and Rosemont
(f) Favorable write-off of $4.9 million of contingent consideration related to the Fera acquisition
(g) Litigation settlement of $2.5 million

Table III
PERRIGO COMPANY PLC
FY 2015 GUIDANCE AND FY 2014 EPS
RECONCILIATION OF NON-GAAP MEASURES
(in millions except for per share amounts)
(unaudited)

Full Year
Fiscal 2015 Guidance (1)
FY15 reported diluted EPS range	$3.66 - $3.86
Acquisition-related amortization (2)	2.48
Acquisition-related costs	0.64
Incremental interest expense (3)	0.23
Share dilution (4)	0.21
R&D payment made in connection with collaborative arrangement	0.06
Losses on Elan equity method investments	0.04
Restructuring and impairments	0.03
Investment distribution	(0.01)
Transfer of rights agreement	(0.09)
FY15 adjusted diluted EPS range	$7.25 - $7.45

FY15 net income - reported	$504.1 - $531.1
Acquisition-related amortization (2)	343.5
Acquisition-related costs	88.7
Incremental interest expense (3)	37.0
R&D payment made in connection with collaborative arrangement	8.7
Losses on equity method investments	6.2
Restructuring and impairments	3.9
Investment distribution	(0.9)
Transfer of rights agreement	(12.5)
FY15 net income - adjusted	$978.7 - $1,005.7

FY14 adjusted net income	$739.5

% change	32% - 36%

Table III continued
PERRIGO COMPANY PLC
FY 2015 GUIDANCE AND FY 2014 EPS
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)

Full Year Fiscal 2014
FY14 reported diluted EPS	$1.77
Acquisition-related costs	2.06
Acquisition-related amortization (2)	1.93
Restructuring and impairments	0.34
Charges associated with litigation settlements	0.11
Losses on sales of investments	0.09
Losses on Elan equity method investments	0.06
Charges associated with write-offs of in-process R&D	0.03
Charge associated with contingent consideration adjustment	0.01
Earnings associated with escrow settlement	(0.01)
FY14 adjusted diluted EPS	$6.39

(1) Guidance excludes Omega operating results for the remaining forecast period, shares to be issued to complete the acquisition, and future transaction-related costs.
(2) Amortization of acquired intangible assets related to business combinations and asset acquisitions.
(3) Effect of incremental interest expense from $1.6 billion of senior notes issued on December 2, 2014 to finance the pending Omega acquisition.
(4) Weighted average impact of 6.8 million shares issued on November 26, 2014 to finance the pending Omega acquisition.